UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 27, 2016

POLYCOM, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27978	94-3128324
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6001 America Center Drive

San Jose, California 95002

(Address of principal executive offices, including zip code)

(408) 586-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On September 27, 2016 (the “Closing Date”), pursuant to the terms of the Agreement and Plan of Merger dated as of July 8, 2016 (the “Merger Agreement”), by and among Polycom, Inc., a Delaware corporation (“Polycom”), Triangle Private Holdings I, LLC, a Delaware limited liability company (“Parent”), and Triangle Private Merger Sub Inc., a Delaware corporation and indirect wholly owned subsidiary of Parent (“Merger Sub”), Merger Sub was merged with and into Polycom (the “Merger”), with Polycom surviving the Merger as an indirect wholly owned subsidiary of Parent. Parent and Merger Sub are affiliates of Siris Capital Group, LLC (“Siris”). A copy of the Merger Agreement is attached as Exhibit 2.1 to Polycom’s Current Report on Form 8-K filed on July 8, 2016.

The events described in this Current Report on Form 8-K took place in connection with the completion of the Merger.

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the Merger, on September 27, 2016, Polycom repaid all of the outstanding obligations in respect of principal, interest, and fees under the Credit Agreement dated as of September 13, 2013 (the “Credit Agreement”), by and among Polycom, certain of its direct and indirect subsidiaries from time to time party thereto as guarantors, the lenders from time to time party thereto, Morgan Stanley Senior Funding, Inc., as administrative agent and collateral agent, and Suntrust Bank and Union Bank, N.A., as co-documentation agents, and terminated all applicable commitments under the Credit Agreement. No penalties were paid in connection with such repayments.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Items 5.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.0005 per share, of Polycom (“Common Stock”) issued and outstanding as of immediately prior to the Effective Time (other than shares of Common Stock held by Polycom, Parent or their respective subsidiaries and shares of Common Stock subject to validly exercised appraisal claims (collectively, the “Excluded Shares”)), was automatically cancelled and converted into the right to receive $12.50 in cash, without interest (the “Merger Consideration”), less any applicable taxes required to be withheld.

In addition, at the Effective Time:

(i)	each stock option outstanding immediately prior to the Effective Time (a “Company Stock Option Award”), regardless of whether vested or unvested, was cancelled in exchange for an amount in cash, without interest and less applicable tax withholdings, equal to the product of (i) the excess of (a) the Merger Consideration over (b) the exercise price per share of Common Stock underlying such Company Stock Option Award multiplied by (ii) the number of shares of Common Stock underlying such Company Stock Option Award; and

(ii)	each award of restricted stock units (a “Company RSU Award”) and each award of performance shares (a “Company Performance Share Award”) outstanding immediately prior to the Effective Time, regardless of whether vested or unvested, was cancelled in exchange for an amount in cash, without interest and less applicable tax withholdings, equal to the product of (i) the Merger Consideration multiplied by (ii) the number of shares of Common Stock underlying such RSU Award or Company Performance Share Award (which was 100% of any portion of the Company Performance Share Award for which the applicable performance-based vesting criteria previously had been met and 100% of the target number of shares of Common Stock with respect to any portion of the Company Performance Share Award that remained subject to performance-based vesting criteria, in each case to the extent such portion was outstanding immediately prior to the cancellation of such Company Performance Share Award pursuant to the terms of the Merger Agreement).

Prior to the Effective Time, each outstanding equity award held by the executive officers and members of Polycom’s board of directors was accelerated and cancelled in exchange for an amount in cash, without interest and less applicable tax withholdings. The cash amount, for each such equity award that is a stock option was equal to the amount described above with respect to Company Stock Option Awards, or that is a Company RSU Award was equal to the amount described above with respect to a Company RSU Award, or that is a Company Performance Share Award was equal to the amount described above with respect to a Company Performance Share Award (with any Company Performance Share Award accelerated at 100% of any portion thereof for which the applicable performance-based vesting criteria previously had been met and 100% of the target number of shares of Common Stock with respect to any portion of the Company Performance Share Award that remained subject to performance-based vesting criteria, in each case to the extent outstanding as of immediately prior to the effective time of the cancellation of such equity awards).

The foregoing summary is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to Polycom’s Current Report on Form 8-K filed on July 8, 2016 and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, Polycom notified the Nasdaq Global Select Market (“NASDAQ”) that the Merger had been completed, requested that trading in the Common Stock be suspended, and requested that NASDAQ file a delisting application of Form 25 with the Securities and Exchange Commission (the “SEC”) to report the delisting of the Common Stock from NASDAQ. The Common Stock will cease to trade on NASDAQ at the close of trading on the Closing Date. By operation of law, the delisting will be effective 10 days following the filing of the Form 25.

Polycom intends to file with the SEC a certification and notice of termination on Form 15 with respect to the Common Stock, requesting that the Common Stock be deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that Polycom’s reporting obligations with respect to the Common Stock under Sections 13(a) and 15(d) of the Exchange Act be suspended.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, all issued and outstanding shares of Common Stock (other than the Excluded Shares) were automatically cancelled and converted into the right to receive the Merger Consideration. Accordingly, at the Effective Time, Polycom’s stockholders immediately prior to the Effective Time ceased to have any rights in Polycom as stockholders, other than the right to receive the Merger Consideration, or with respect to stockholders holding Excluded Shares, appraisal rights.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the Merger, a change in control of Polycom occurred, and Polycom became an indirect wholly owned subsidiary of Parent.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Each of the following persons, who were directors of Polycom prior to the completion of the Merger, resigned as directors of Polycom: Peter Leav, Martha Bejar, Gary Daichendt, Robert Frankenberg, John Kelley and D. Scott Mercer. No director resigned because of any disagreement with Polycom on any matter relating to its operations, policies or practices.

As previously reported, effective upon completion of the Merger, Mary McDowell succeeded Peter Leav as Polycom’s Chief Executive Officer; Mr. Leav resigned effective as of the Effective Time and is no longer an officer of Polycom.

Item 8.01	Other Events.

On September 27, 2016, Polycom issued a press release announcing the closing of the Merger. A copy of the press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 8, 2016, by and among Polycom, Inc., Triangle Private Holdings I, LLC, and Triangle Private Merger Sub Inc. (which is incorporated by reference to Exhibit 2.1 to Polycom’s Current Report on Form 8-K filed with the SEC on July 8, 2016)

99.1	Press release of Polycom, Inc. dated September 27, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYCOM, INC.

By:	/s/ Sayed M. Darwish
Sayed M. Darwish Chief Legal Officer and Executive Vice President, Corporate Development

Date: September 27, 2016

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 8, 2016, by and among Polycom, Inc., Triangle Private Holdings I, LLC, and Triangle Private Merger Sub Inc. (which is incorporated by reference to Exhibit 2.1 to Polycom’s Current Report on Form 8-K filed with the SEC on July 8, 2016)

99.1	Press release of Polycom, Inc. dated September 27, 2016